EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in the Form 10-SB Registration Statement, of Veda Corporation, our report for the period from January 1, 1999 to August 31, 1999 and September 15, 1998 (inception) to August 31, 1999 dated November 23, 1999, relating to the financial statements of VEDA Corporation which appear in such Form 10-SB.





                                    WEINBERG & COMPANY, P.A.
                                    Certified Public Accountants


Boca Raton, Florida
December 20, 1999








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